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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 6, 2007
                                                         ----------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                   0-50358                34-1983738
       -------------                   -------                ----------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02(b)  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              ---------------------------------------------------------
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
              --------------------------------------------

         On February 6, 2007, Mr. Raymond L. Sisco delivered letters of resignation from the Board of Directors of each of Clifton Savings Bancorp, Inc. ("Bancorp"), Clifton MHC and Clifton Savings Bank, S.L.A. ("Bank") effective February 6, 2007 citing health problems.

         Mr. Sisco had served as a Director of each of Bancorp and Clifton MHC since the Bank reorganized into the mutual holding company structure in 2004 and as a Director of Clifton Savings Bank, S.L.A. since 1995. Mr. Sisco did not indicate his resignation was due to any disagreement with Bancorp or concerns relating to Bancorp's operations, policies or practices.

         On February 7, 2007, the Board of Directors of Bancorp appointed Cynthia Sisco Parachini to the Board of Directors. Ms. Sisco Parachini has been appointed to fill the vacancy created by Mr. Sisco's resignation. Ms. Sisco Parachini is Mr. Sisco's daughter. Mr. Sisco did not participate in any of the meetings of the Board of Directors or the Nominating/Corporate Governance Committee during which Ms. Sisco Parachini's candidacy was discussed.

         Ms. Sisco Parachini holds an undergraduate degree with a business major and an MBA degree with a concentration in accounting. Ms. Parachini also has substantial business experience.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CLIFTON SAVINGS BANCORP, INC.



Date: February 7, 2007             By: /s/ John A. Celentano, Jr.
                                       -----------------------------------------
                                       John A. Celentano, Jr.
                                       Chairman of the Board and Chief Executive
                                       Officer